EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "AGREEMENT") made as of February 9, 2000, between Ultra Open MRI Holding Corp., a Florida corporation (the "COMPANY"), and John McCoskrie, an individual residing in Florida (the "Employee");

                          W I T N E S S E T H  T H A T:

         WHEREAS, the Company desires to employ Employee as one of its senior executive officers for the period and upon and subject to the terms herein provided; and

         WHEREAS, the Company desires to be assured that Employee will not compete with the Company for the period and within the geographical areas hereinafter specified; and

         WHEREAS, Employee is willing to agree to be employed by the Company for the period and upon and subject to the terms herein provided;

         NOW, THEREFORE, in consideration of the premises, the parties hereto covenant and agree as follows:

         SECTION 1. TERM OF EMPLOYMENT; COMPENSATION. The Company agrees to employ Employee from the date hereof until February 9, 2003, in a senior managerial capacity, initially as Vice President and a Director, with the responsibilities normally associated with such position. The Company will pay Employee for his services during the term of the Employee's employment hereunder at an annual rate of Sixty Thousand Dollars ($60,000), payable in arrears, in equal installments, in accordance with standard Company practice, but in any event not less often than monthly, subject only to such payroll and withholding deductions as are required by law. Employee shall also be entitled to participate in the current bonus plan of Miracor Diagnostics, Inc. on the same terms and conditions as other executives similarly situated, subject to Miracor Diagnostics, Inc.'s right, in any event, to modify or terminate such plan.

         SECTION 2. OFFICE AND DUTIES. Employee shall have the usual duties of senior managerial personnel and shall have responsibility, subject to the chief executive and chief operating officers of the Company and the Board of Directors of the Company, for participating in the management and direction of the Company's business and operations and shall perform such specific other tasks, consistent with the Employee's position as a senior manager, as may from time to time be assigned to the Employee by the chief executive or chief operating officers of the Company or the Board of Directors. Employee shall devote substantially all of his business time, labor, skill, undivided attention, and best ability to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of the Company. During the term of his employment, Employee shall not directly or indirectly pursue any other business activity, without the Company's prior written consent, which shall not be unreasonably withheld. Employee agrees that he will travel to whatever extent is reasonably necessary in the conduct of the Company's business.

         SECTION 3. EXPENSES. Employee shall be entitled to reimbursement for expenses incurred by him in connection with the performance of his duties hereunder upon receipt of vouchers therefor in accordance with such procedures as the Company has heretofore or may hereafter establish.

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         Section 4. VACATION DURING EMPLOYMENT. Employee shall be entitled to such reasonable vacations as may be allowed by either the Company or Miracor Diagnostics, Inc. in accordance with general practices to be established, with a minimum of ten working days in any twelve month period.

         SECTION 5. ADDITIONAL BENEFITS. Nothing herein contained shall preclude Employee, to the extent he is otherwise eligible, from participation in all group insurance programs or other fringe benefit plans that either the Company or Miracor Diagnostics, Inc. may hereafter in its sole and absolute discretion make available generally to its employees, but neither the Company nor Miracor Diagnostics, Inc. shall be required to establish or maintain any such program or plan.

         SECTION 6. TERMINATION OF EMPLOYMENT. Notwithstanding any other provision of this Agreement, Employee's employment may be terminated:

                  (a) By the Company in the event of his failure, refusal, or inability satisfactorily to perform the services required of him hereby, or to carry out any proper direction by the Company with respect to the services to be rendered by him hereunder or the manner of rendering such services, his willful misconduct in the performance of his duties hereunder, or his conviction of a crime involving moral turpitude.

                  (b) By the Company upon thirty (30) days' notice to Employee if he should be prevented by illness, accident, or other disability (mental or physical) from discharging his duties hereunder for one or more periods totaling three (3) months during any consecutive twelve
         (12) month period.

                  (c) By either the Company or Employee for any material breach by the other of the terms hereof, but only if such breach continues for ten (10) days (or such longer period as is reasonably required to cure such breach with diligent and good faith effort) after written notice to the other specifying the breach relied on for such termination.

                  (d) In the event of Employee's death during the term of his employment, the Company's obligation to pay further compensation hereunder shall cease forthwith, except that Employee's legal representative shall be entitled to receive his fixed compensation for the period up to the last day of the month in which such death shall have occurred.

                  (e) By the Company without cause upon not less than thirty
         (30) days' written notice in which event the Company shall pay to Employee an amount equal to remaining months' salary specified based on the annual compensation in the second sentence of SECTION 1 which remain under this Agreement.

         SECTION 7. DISCLOSURE AND ASSIGNMENT OF INTELLECTUAL PROPERTY. Employee shall promptly disclose to the Company and any successor or assign of the Company, and grant to the Company, and its successors and assigns (without any separate remuneration or compensation other than that received by him from time to time in the course of his employment) his entire right, title, and interest throughout the world in and to all research, information, inventions, designs, procedures, developments, discoveries, improvements, patents and applications therefor, trademarks and applications therefor, copyrights and applications therefor, trade secrets, drawings, plans, systems, methods, specifications, and

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all other manufacturing, engineering, technical, research and development data and know-how (herein sometimes "INTELLECTUAL PROPERTY") made, conceived, developed, and/or acquired by him solely or jointly with others during the period of his employment with the Company or within one year thereafter, which relate to the manufacture, production, or processing of any products developed or sold by the Company during the term of this Agreement or which are within the scope of or usable in connection with the Company's business as it may, from time to time, hereafter be conducted or proposed to be conducted. (It is understood and agreed that Employee has heretofore disclosed to the Company, and assigned to it, all Intellectual Property now known to him over which he has any control.) Employee agrees to execute all appropriate patent applications securing all United States and foreign patents on all Intellectual Property, and to do, execute, and deliver any and all acts and instruments that may be necessary or proper to vest all Intellectual Property in the Company or its nominee or designee and to enable the Company, or its nominee or designee, to obtain all such patents; and Employee agrees to render to the Company, or its nominee or designee, all such assistance as it may require in the prosecution of all such patent applications and applications for the re-issue of such patents, and in the prosecution or defense of all interferences that may be declared involving any of these patent applications or patents, but the expense of all such assignments and patent applications, or all other proceedings referred to herein above, shall be borne by the Company. Employee shall be entitled to fair and reasonable compensation for any such assistance requested by the Company or its nominee or designee and furnished by him after the termination of his employment.

         SECTION 8. CONFIDENTIALITY. Employee shall not, either during the period of his employment with the Company or thereafter, reveal or disclose to any person outside the Company or use for his own benefit, without the Company's specific written authorization, whether by private communication or by public address or publication or otherwise, any information not already lawfully available to the public concerning any Intellectual Property, or any marketing technique or cost method, or any customer, mailing, or supplier list, whether or not supplied by the Company, and whether or not made, developed, and/or conceived by Employee or by others in the employ of the Company. All originals and copies of any of the foregoing, relating to the business of the Company, however and whenever produced, shall be the sole property of the Company, not to be removed from the premises or custody of the Company without in each instance first obtaining written consent or authorization of the Company. Upon the termination of Employee's employment in any manner or for any reason, Employee shall promptly surrender to the Company all copies of any of the foregoing, together with any other documents, materials, data, information, and equipment belonging to or relating to the Company's business and in his possession, custody, or control, and Employee shall not thereafter retain or deliver to any other person, any of the foregoing or any summary or memorandum thereof.

         SECTION 9. RESTRICTION. The Company has invested and may in the future be required to invest substantial sums of money, directly or indirectly, to continue and expand the business heretofore conducted by it and in connection therewith, and as Employee recognizes that the Company would be substantially injured by Employee disclosing to others, or by Employee using for his own benefit, any Intellectual Property or any of the other types of information referred to in SECTION 8 or other confidential or secret information he has obtained or shall obtain as an employee of the Company, or that he may now possess and that he has made available to the Company, Employee agrees to abide by the terms of a Non-Competition Agreement of even date which Employee has previously executed.

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         SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or three (3) days after mailing if mailed by first-class, registered, or certified mail, postage prepaid, addressed

                  (a)      TO EMPLOYEE:
                           -----------
                           John McCoskrie
                           4914 North Armenia Ave.
                           Tampa, FL 33603

                           with a copy to:
                           Brett A. Verona, Esq.
                           308 S. Westland Ave.
                           Tampa, FL 33606

                  (b)      TO THE COMPANY:
                           --------------
                           M. Lee Hulsebus
                           Miracor Diagnostics, Inc.
                           9191 Towne Centre Drive, Suite 420
                           San Diego, California 92122

                           with a copy to:
                           David Wagner & Associates, P.C.
                           Penthouse Suite
                           8400 East Prentice Ave.
                           Englewood, CO 80111

         and/or to such other person(s) and address(es) as either party shall have specified in writing to the other.

         SECTION 11. ASSIGNABILITY. If the Company shall be merged with, or consolidated into, any other corporation, or in the event that it shall sell and transfer substantially all of its assets to another corporation, the terms of this Agreement shall inure to the benefit of, and be assumed by, the corporation resulting from such merger or consolidation, or to which the Company's assets shall be sold and transferred. This Agreement shall not be assignable by Employee, but it shall be binding upon and to the extent provided in Section 6 shall inure to the benefit of, his heirs, executors, administrators, and legal representatives.

         SECTION 12. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Company and Employee with respect to the subject matter thereof and there have been no oral or other agreements of any kind whatsoever as a condition precedent or inducement to the signing of this Agreement or otherwise concerning this Agreement or the subject matter hereof.

         SECTION 13. EXPENSES. Each party shall pay its own expenses incident to the performance or enforcement of this Agreement, including all fees and expenses of its counsel for all activities of such counsel undertaken pursuant to this Agreement, except as otherwise herein specifically provided.

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         SECTION 14. EQUITABLE RELIEF. Employee recognizes and agrees that the
Company's remedy at law for any breach of the provisions of SECTIONS 7, 8, OR 9 hereof would be inadequate, and he agrees that for breach of such provisions, the Company shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by law. If Employee engages in any activities prohibited by this Agreement, he agrees to pay over to the Company all compensation, remunerations, or moneys or property of any sort received in connection with such activities; such payment shall not impair any rights or remedies of the Company or obligations or liabilities of Employee that such parties may have under this Agreement or applicable law.

         SECTION 15. WAIVERS AND FURTHER AGREEMENTS. Any waiver of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof; PROVIDED, HOWEVER, that no such written waiver, unless it, by its own terms, explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

         SECTION 16. AMENDMENTS. This Agreement may not be amended, nor shall any waiver, change, modification, consent, or discharge be effected except by an instrument in writing executed by or on behalf of the party against whom enforcement of any waiver, change, modification, consent, or discharge is sought.

         SECTION 17. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative, or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute, or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative, and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

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         SECTION 19. SECTION HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         SECTION 20. GENERAL PROVISIONS.

                  (a) Employee further agrees that his obligations under SECTIONS 7, 8, AND 9 of this Agreement shall be binding upon him irrespective of the duration of his employment by the Company, the reasons for any cessation of his employment by the Company, or the amount of his compensation and shall survive the termination of this Agreement (whether such termination is by the Company, by Employee, upon expiration of this Agreement or otherwise).

                  (b) Employee represents and warrants to the Company that he is not now under any obligations to any person, firm, or corporation, and has no other interest that is inconsistent or in conflict with this Agreement, or that would prevent, limit or impair, in any way, the performance by him of any of the covenants or his duties in his employment.

         SECTION 21. GENDER. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

         SECTION 22. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the law (other than the law governing conflict of law questions) of Florida.

         IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                                                  [The Company]
                                                  ULTRA OPEN MRI HOLDING CORP.


                                                  By:      ///SIGNED///
                                                       -------------------------
                                                       Authorized Officer




                                                  Employee      ///SIGNED///
                                                            --------------------

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